Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

Amendment No. 4
to the
DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT
Dated 6th September 2017
Between

LONZA SALES AG

and

DENALI THERAPEUTICS INC.
Appendix A4 — Project Plan

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THIS Amendment is made the    30th    day of    August    2018
BETWEEN
LONZA SALES AG, of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland (herein after referred to as “Lonza”) and
DENALI THERAPEUTICS INC., of 151 Oyster Point Blvd, 2nd Floor, South San Francisco, CA
94080, U.S.A (hereinafter referred to as “Customer”)
WHEREAS

A.
Customer and Lonza are Parties to a development and manufacturing services agreement dated 6th September 2017, as amended (the “Agreement”), pursuant to which Lonza is required to perform Services for Customer relating to the Cell Line and Product described (all terms as defined in the Agreement); and

B.	The Parties now wish to amend and supplement the terms of the Agreement.
NOW THEREFORE in consideration of the mutual promises and covenants contained herein and other good and valuable consideration the sufficiency of which is acknowledged, it is hereby agreed by and between the Parties to amend the Agreement as follows:

1.	The Project Plan attached to Amendment No. 4 and inserted as Appendix A4 to the Agreement shall be modified to add [***].

2.	All capitalised terms used herein shall have the meanings set forth in the Agreement unless otherwise defined herein.

3.	Save as herein provided all other terms and conditions of the Agreement shall remain in full force and “effect.
IN WITNESS WHEREOF the Parties have caused this Amendment No.4 to be executed by their representatives thereunto duly authorised as of the day and year first written.

Signed for and on behalf of	/s/ Albert Pereda
LONZA SALES AG	Senior Legal Counsel	Title

Signed for and on behalf of	/s/ Bart A. M. van Aarnhem
LONZA SALES AG	Senior Legal Counsel	Title

Signed for and on behalf of	/s/ Mark Dresser 26 July 2018
DENALI THERAPEUTICS INC.	Head of Dev. Sci.	Title

Confidential
*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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Appendix A2
Amendments to be made to the Project Plan
[***] shall be added as below:
Contents
[***]

Confidential
*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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[***]

Confidential
*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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